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                      METROPOLITAN LIFE INSURANCE COMPANY
          INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                        Supplement Dated May 1, 2005 to
                       Prospectus Dated November 3, 2003
                           as previously supplemented

     This supplement updates certain information contained in the last prospectus you received and in previous supplements to that prospectus. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus (and any previous supplements thereto), without charge, on written request sent to MetLife-SBR, 485-B Route One South, Suite 420, Iselin, NJ 08830.

     You may allocate net premiums and transfer cash value among the fixed account and the investment divisions of Security Equity Separate Account Thirteen. Each investment division, in turn, invests in the shares of one of the following Underlying Portfolios:

METROPOLITAN SERIES FUND, INC.
(Class A shares)
     BlackRock Money Market Portfolio
       (formerly State Street Research Money
       Market Portfolio)
     MetLife Stock Index Portfolio
     MFS Total Return Portfolio

EVERGREEN VARIABLE TRUST
(Class 1)
     Evergreen VA Fundamental Large Cap Fund
       (formerly Evergreen VA Growth and
       Income Fund)
     Evergreen VA Balanced Fund

MET INVESTORS SERIES TRUST
(Class A shares)
     Lord Abbett Bond Debenture Portfolio

JANUS ASPEN SERIES
(Institutional Class)
     Large Cap Growth Portfolio
       (formerly Growth Portfolio)
     Worldwide Growth Portfolio

VARIABLE INSURANCE PRODUCTS FUNDS
(Initial Class)
     Equity-Income Portfolio
     Growth Portfolio
     Overseas Portfolio
     Investment Grade Bond Portfolio
     Contrafund Portfolio

RUSSELL INVESTMENT FUNDS
     Aggressive Equity Fund
     Core Bond Fund
     Multi-Style Equity Fund
     Non-U.S. Fund

     Prospectuses for the Underlying Portfolios are attached. They describe in greater detail an investment in the Underlying Portfolios listed above including investment objectives, strategies, risk, sub-advisers and fees and expenses for each Portfolio. Please read them and keep them for reference.
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OUR DESIGNATED OFFICE

     Our Designated Office for the Policies is now MetLife-SBR, 485-B Route One South, Suite 420, Iselin, NJ 08830. Any notice that you give to MetLife will be effective when received in a form acceptable to us at our Designated Office.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

     An investment adviser (other than our affiliates MetLife Advisers and Met Investors Advisory), or a sub-adviser of a Portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Portfolios. The amount of the compensation is not deducted from Portfolio assets and does not decrease the Portfolio's investment return. The amount of the compensation is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we, and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to .11%.

     Additionally, an investment adviser or sub-adviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliates) with increased access to persons involved in the distribution of the Policies.

     We, and certain of our affiliated insurance companies, are joint owners of our affiliated investment advisers, MetLife Advisers and Met Investors Advisory, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the adviser makes a profit with respect to the management fees it receives from a Portfolio. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See the prospectuses for the Metropolitan Series Fund, Inc. and the Met Investors Series Trust for information on the management fees paid to the advisers and the Statements of Additional Information for the Metropolitan Series Fund, Inc. and the Met Investors Series Trust for information on the management fees paid by the adviser to sub-advisers.)

SELECTION OF PORTFOLIOS

     We select the Portfolios offered through the Policy based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or sub-adviser is one of our affiliates or whether the portfolio, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from policy owners. We do not provide investment advice and do not recommend or endorse any particular Portfolio.

TRANSFERS

     Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be
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presented in the international, small-cap, and high-yield Portfolios (i.e., the
Lord Abbett Bond Debenture Portfolio, the Fidelity Overseas Portfolio, the Janus Aspen Worldwide Growth Portfolio, the Russell Investment Funds Aggressive Equity Portfolio and the Russell Investment Funds Non-U.S. Fund Portfolio) and we monitor transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests, to or from the Monitored Portfolios or other identified Portfolios, under that Policy to be submitted in writing with an original signature. If we impose this restriction on your transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The cash value will not be affected by any gain or loss due to the transfer and your cash value will be the same as if the transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to market timing. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies.

     The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Policy Owners and other persons with interests in the Policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios. In addition, Policy Owners and other persons with interests in the Policies should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Portfolio prospectuses for more details.